Exhibit 99.2

                             Kerr-McGee Corporation
                          2003 Oil and Gas Derivatives
As of December 2003

                                           1-Qtr                     2-Qtr                     3-Qtr                     4-Qtr
                               -----------------------   -----------------------   -----------------------   -----------------------
Crude Oil ($/Barrel)             Avg Price       BOPD      Avg Price       BOPD      Avg Price       BOPD      Avg Price      BOPD
                               -------------   -------   -------------   -------   -------------   -------   -------------   -------

  Fixed-price swaps (WTI)             $27.40    57,000          $26.00    35,000          $25.99    34,500          $28.15    55,348

  Fixed-price swaps (Brent)           $25.71    55,000          $25.00    45,000          $24.99    44,500          $26.16    57,511
                                               -------                   -------                   -------                   -------

    Total                                      112,000                    80,000                    79,000                   112,859
                                               =======                   =======                   =======                   =======


                                           1-Qtr                     2-Qtr                     3-Qtr                     4-Qtr
                               -----------------------   -----------------------   -----------------------   -----------------------
Natural Gas ($/MMBtu) (1)        Avg Price     MMBtu/D     Avg Price     MMBtu/D     Avg Price     MMBtu/D     Avg Price     MMBtu/D
                               -------------   -------   -------------   -------   -------------   -------   -------------   -------

  Fixed-price swaps (NYMEX)            $4.00   310,000           $4.00   310,000           $4.00   310,000           $4.00   310,000

  Costless collars (NYMEX)     $3.50 - $5.26    65,000   $3.50 - $5.26    65,000   $3.50 - $5.26    65,000   $3.50 - $5.26    65,000
                                               -------                   -------                   -------                   -------

            Total                              375,000                   375,000                   375,000                   375,000
                                               =======                   =======                   =======                   =======


                                           1-Qtr                     2-Qtr                     3-Qtr                     4-Qtr
                               -----------------------   -----------------------   -----------------------   -----------------------
Basis swaps  ($/MMBtu) (2)       Avg Price     MMBtu/D     Avg Price     MMBtu/D     Avg Price     MMBtu/D     Avg Price     MMBtu/D
                               -------------   -------   -------------   -------   -------------   -------   -------------   -------

  Rockies                              $0.53   135,000           $0.36    65,000           $0.59   107,678        $0.58      132,895
                                               -------                   -------                   -------                   -------

    Total                                      135,000                    65,000                   107,678                   132,895
                                               =======                   =======                   =======                   =======


Note:
  BOPD = barrels of oil per day
  MMBtu/D = million British thermal units per day

(1)Derivative transactions are on a million Btu (MMBtu) basis. Kerr-McGee reports production/sales on a MCF basis. The conversion rate is 1.085 MMBtu to 1 MCF.
(2)Basis swaps are derived from the differential between various regional prices on the CIG system versus the Henry Hub.


        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table represents Kerr-McGee's current hedging positions. These hedging positions were entered into based on projected production volume forecasts. These forecasts are estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, in those documents in which such projections are provided. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in internationl markets, political or economic conditions, trade and regulatory matters, general economic conditions, and other factors and risks discussed in Kerr-McGee's Annual Report on form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

                             Kerr-McGee Corporation
                          2004 Oil and Gas Derivatives
As of December 2003
                                           1-Qtr                    2-Qtr                    3-Qtr                    4-Qtr
                                  ---------------------    ---------------------    ---------------------    ---------------------
Crude Oil ($/Barrel)              Avg Price     MMBtu/D    Avg Price     MMBtu/D    Avg Price     MMBtu/D    Avg Price     MMBtu/D
                                  ---------     -------    ---------     -------    ---------     -------    ---------     -------

  Fixed-price swaps (WTI)            $28.57      48,000       $27.65      48,000       $27.29      45,000       $26.96      30,000

  Fixed-price swaps (Brent)          $26.38      45,000       $25.86      46,500       $25.97      39,750       $25.65      32,000
                                                -------                  -------                  -------                  -------

    Total                                        93,000                   94,500                   84,750                   62,000
                                                =======                  =======                  =======                  =======

                                              1-Qtr                      2-Qtr                   3-Qtr                   4-Qtr
                                  --------------------------    --------------------    --------------------    --------------------
Natural Gas ($/MMBtu) (1)         Avg Price/Collar   MMBtu/D    Avg Price    MMBtu/D    Avg Price    MMBtu/D    Avg Price    MMBtu/D
                                  ----------------   -------    ---------    -------    ---------    -------    ---------    -------

  Fixed-price swaps (NYMEX)                  $5.33   195,000        $4.75    565,000        $4.75    575,000        $4.75    575,000

  Costless collars (NYMEX)           $4.48 - $6.00    85,000

                                     $4.62 - $7.00    50,000

                                     $4.71 - $7.50    50,000

                                     $5.00 - $6.75    50,000

                                     $5.00 - $6.06   100,000

                                     $5.00 - $6.01    25,000
                                                     -------                 -------                 -------                 -------

    Total                                            555,000                 565,000                 575,000                 575,000
                                                     =======                 =======                 =======                 =======


Basis swaps  ($/MMBtu) (1) (2)
  Rockies                                    $0.57   135,000        $0.47     55,000        $0.47     55,000        $0.38     41,739
                                                     -------                 -------                 -------                 -------


     Total                                           135,000                  55,000                  55,000                  41,739
                                                     =======                 =======                 =======                 =======


Notes:
MMBtu/D = million British thermal units per day

(1) Derivative transactions are on a million Btu (MMBtu) basis. Kerr-McGee reports production/sales on a MCF basis. The conversion rate is 1.085 MMBtu to 1 MCF.
(2) Basis swaps are derived from the differential between various regional prices on the CIG system versus the Henry Hub.


        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table represents Kerr-McGee's current hedging positions. These hedging positions were entered into based on projected production volume forecasts. Thsese forecasts are estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, in those documents in which such projections are provided. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in internationl markets, political or economic conditions, trade and regulatory matters, general economic conditions, and other factors and risks discussed in Kerr-McGee's Annual Report on form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.